Supplemental Agreement No. 79

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 and 737-8H4 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of September 18, 2012, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

Buyer and Boeing entered into Purchase Agreement No. 1810 dated January 19, 1994 as amended, and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737-7H4 aircraft (737-7H4 Aircraft) and 737-8H4 aircraft (737-8H4 Aircraft); and this Supplemental Agreement is an amendment to and is incorporated into the Purchase Agreement:

WHEREAS, Boeing requested and Buyer agreed to accelerate delivery of one (1) 737-8H4 Aircraft bearing Manufacturing Serial Number 36687 from October 2012 to September 2012 (Subject Aircraft).

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. The Table of Contents of the Purchase Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Purchase Agreement by this reference.

2. Table 1b, “Aircraft Information Table – Block 800LUV Aircraft,” is deleted in its entirety and a new Table 1b is attached hereto and incorporated into the Purchase Agreement by this reference.  The new Table 1b reflects the revised delivery month for the Subject Aircraft.

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810	SA-79-1

The Purchase Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.
By: /s/Cheri A. Fischer	By: /s/ Laura Wright
Its: Attorney-In-Fact	Its: Sr VP Finance & CFO

P.A. No. 1810	SA-79-2

Page Number	SA Number

            ARTICLES

1.	Subject Matter of Sale	1-1	SA-75

2.	Delivery, Title and Risk of Loss	2-1	SA-28

3.	Price of Aircraft	3-1	SA-75

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail Specification	7-1	SA-73

8.	Federal Aviation Requirements and Certificates and Export License	8-1

9.	Representatives, Inspection, Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance; Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance	12-1

13.	Buyer Furnished Equipment and Spare Parts	13-1

14.	Contractual Notices and Requests	14-1

15.	Miscellaneous	15-1

P.A. No. 1810	i
K/SWA		SA-79

SA Number

            TABLE

1.	Aircraft Information Table	SA-75
1a	Aircraft Information Table – Block 700LUV Aircraft	SA-77
1b	Aircraft Information Table – Block 800LUV Aircraft	SA-79

EXHIBITS

A-4	Aircraft Configuration - 737-700 Block T-W-2b Aircraft	SA-66

A-5	Aircraft Configuration – Block 700LUV Aircraft	SA-75

A-6	Aircraft Configuration – Block 800LUV Aircraft	SA-75

B	***	SA-75

C	Customer Support Document

C-2	737-800 Customer Support Document	SA-75

D	Price Adjustment Due to Economic Fluctuations – Aircraft Price Adjustment (July 1992 Base Price)

D-1	Price Adjustment Due to Economic Fluctuations – Aircraft Price Adjustment (July 1999 Base Price)	SA-13

D-2	Economic Price Adjustment	SA-75
ECI-MFG/CPI (July 2011 Base Price)

E	Buyer Furnished Equipment	SA-75
Provisions Document
Attachment A – 737-7H4 Aircraft (through 2012)
	Attachment B – 737-8H4 Aircraft (2012-2018)	SA-77

F	Defined Terms Document

            LETTER AGREEMENTS

1810-1R1	Waiver of Aircraft Demonstration Flight	SA-75

P.A. No. 1810	ii
K/SWA		SA-79

SA Number

            RESTRICTED LETTER AGREEMENTS

6-1162-RLL-932R3	***	SA-75

6-1162-RLL-934R5	Disclosure of Confidential	SA-75
Information

6-1162-NIW-890R1	***	SA-75

SA-39

6-1162-RLL-941R3	Other Matters	SA-75

6-1162-KJJ-054R2	Business Matters	SA-75
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

6-1162-JMG-669R9	***	SA-75

SA-75
SA-54
SWA-PA-1810-LA-1001315R1	***	SA-75
	Attachment A	SA-77

SWA-PA-1810-LA-02710	***	SA-72

SWA-PA-1810-LA-1003498 R1	***	SA-75

SWA-PA-1810-LA-1003490R1	***	SA-75

SWA-PA-1810-LA-1003367R1	***	SA-75

SWA-PA-1810-LA-1105883	Aircraft Model Substitution	SA-75

SWA-PA-1810-LA-1105884	Option Aircraft	SA-75
Attachment – Option Aircraft Information Table

P.A. No. 1810	iii
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SA Number

SWA-PA-1810-LA-1105885	***	SA-75

SWA-PA-1810-LA-1105886	***	SA-75

SWA-PA-1810-LA-1105887	***	SA-75

SWA-PA-1810-LA-1105888	***	SA-78

SWA-PA-1810-LA-1105889	***	SA-75

ADDITIONAL LETTERS (FOR REFERENCE)
6-1162-MSA-288	Business Offer – Enhanced Ground Proximity
Warning System (EGPWS) – Activiation – Peaks
and Obstacles Feature
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

6-1162-JMG-501R2	Business Offer – ACARS package
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

TABLE

Table	Title	Last Updated under SA	Current Status
2	Option Aircraft Information Table	SA-74	Deleted under SA-75

            EXHIBITS

Exhibits	Title	Last Updated under SA	Current Status
A	Aircraft Configuration – 737-700	SA-36	Inactive
A-Winglet	Aircraft Configuration	SA-36	Inactive
A-1-Winglet	Aircraft Configuration	SA-36	Inactive
A-1A	Aircraft Configuration - 737-700 Block T-W-2c	SA-36	Inactive

 iv

SA Number

Exhibits	Title	Last Updated under SA	Current Status
A-2	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-47	Inactive
A-3	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-61	Inactive
C.2	737-800 Customer Support Variables	SA-71	Deleted under SA-75
E.2	737-800 Buyer Furnished Equipment Provisions Document	SA-73	Deleted under SA-75

                RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
6-1162-RLL-933R21	Option Aircraft	SA-60	Deleted under SA-75
6-1162-RLL-935R1	Performance Guarantees	SA-1	Inactive
6-1162-RLL-936R4	Certain Contractual Matters	SA-4	Inactive
6-1162-RLL-937	Alternate Advance Payment Schedule		Inactive
6-1162-RLL-938	***		Inactive
6-1162-RLL-939R1	Certification Flight Test Aircraft	SA-1	Inactive
6-1162-RLL-940R1	Training Matters	SA-1	Inactive
6-1162-RLL-942	Open Configuration Matters		Inactive
6-1162-RLL-943R1	Substitution Rights	SA-6	Deleted under SA 75
6-1162-RLL-944	***		Inactive
6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn		Inactive
6-1162-RLL-1855R3	Additional Contractual Matters	SA-4	Inactive
6-1162-RLL-1856	***	SA-1	Inactive
6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1	Inactive
6-1162-RLL-1858R1	Escalation Matters	SA-4	Inactive
6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1	Inactive
6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1	Inactive

P.A. No. 1810	v
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SA Number

Letter Agreement	Title	Last Updated under SA	Current Status
6-1162-RLL-2073	Maintenance Training Matters	SA-1	Inactive
6-1162-KJJ-058R1	Additional Substitution Rights	SA-71	Deleted under SA-75
6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14	Inactive
6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21	Inactive
6-1162-JMG-747R1	***	SA-36	Inactive
6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32	Inactive
6-1162-NIW-606R1	***	SA-36	Inactive
6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35	Inactive
6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39	Inactive
6-1162-NIW-1142	***	SA-43	Inactive
6-1162-NIW-1369	***	SA-46	Inactive
6-1162-NIW-1983	***	SA-62	Inactive
SWA-PA-1810-LA-1000419	***	SA-64	Inactive

P.A. No. 1810	vi
K/SWA		SA-79

Table 1b to
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft

Airframe Model/MTOW:	737-800	174200 pounds	Detail Specification:	D019A001SWA38P-1 Rev New

Engine Model/Thrust:	CFM56-7B26	26400 pounds	~~Airframe~~ Base Aircraft Price Base Year/Escalation Formul	Jul-11	ECI-MFG/CPI

Base Aircraft Price:	***		Engine Price Base Year/Escalation Formula:	N/A	N/A

Special Features:	***	Notes 1 & 2

Sub-Total of Aircraft Base Price and Features:	***		Aircraft Price Escalation Data:

Engine Price (Per Aircraft):	***		Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):	***		Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:	***

Seller Purchased Equipment (SPE) Estimate:	***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Mar-2012	1	***	36980	Note 1 & 3	***	***	***	***	***
Mar-2012	1	***	36680	Note 2 & 3	***	***	***	***	***
Apr-2012	3	***	36681, 36983, 36683	Note 3	***	***	***	***	***
May-2012	3	***	36682, 36985, 36987	Note 3	***	***	***	***	***
Jun-2012	4	***	38807, 38808, 38809, 38810	Note 3	***	***	***	***	***
Jul-2012	3	***	36684, 36990, 38811	Note 3	***	***	***	***	***
Aug-2012	2	***	36685, 36992	Note 3	***	***	***	***	***
Sep-2012	2	***	36686, 36994	Note 3	***	***	***	***	***
Sep- 2012	1	***	36687	Note 5	***	***	***	***	***
Oct-2012	1	***	36997	Note 3	***	***	***	***	***
Nov-2012	4	***	37005, 37003, 35969, 35966	Note 3	***	***	***	***	***
Dec-2012	3	***	37006, 37009, 38818,	Note 3	***	***	***	***	***
Dec-2012	1	***	36891		***	***	***	***	***
Jan-2013	3	***	35964, 36638, 36634		***	***	***	***	***
Feb-2013	2	***	36635, 36893		***	***	***	***	***
Mar-2013	2	***	36892, 36973		***	***	***	***	***
Apr-2013	2	***	36908, 36998		***	***	***	***	***
Sep-2013	1	***	36933		***	***	***	***	***
Oct-2013	2	***	36912, 36914		***	***	***	***	***

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Table 1b to
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Nov-2013	3	***	36915, 33939, 42526		***	***	***	***	***
Dec-2013	5	***	36917, 36919, 36731, 42529, 42530		***	***	***	***	***
Mar-2014	1	***	37004	Note 4	***	***	***	***	***
Apr-2014	4	***	42384, 36894, 36895, 36896	Note 4	***	***	***	***	***
May-2014	3	***	36897, 42385, 42521	Note 4	***	***	***	***	***
Jun-2014	3	***	36898, 36905, 42522	Note 4	***	***	***	***	***
Jul-2014	2	***	42523, 36911	Note 4	***	***	***	***	***
Aug-2014	4	***	36907, 42524,35973, 42525	Note 4	***	***	***	***	***
Sep-2014	4	***	36935, 42528, 42527, 42531	Note 4	***	***	***	***	***
Oct-2014	3	***	36909, 36732, 36920	Note 4	***	***	***	***	***
Total:	73

Notes:
1) ***
2)  ***
3)  ***
4) The Advance Payment Base Price is determined using the escalation factor from Boeing's 4th Qtr 2011 forecast.
5) The Advance Payment Base Price for MSN 36687 reflects an original delivery date of October-2012.  At time of delivery, the Economic Price Adjustment will be calculated based on the rescheduled delivery date of September 2012 in accordance with Exhibit D-2.

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